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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     September 20, 2002
                                                 -------------------------------

                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                 000-21589                   56-1930728
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(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)          File Number)            Identification No.)

4 University Place, 4611 University Drive, Durham, North Carolina      27707
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            (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code        (919) 493-5980
                                                   -----------------------------

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          (Former name or former address, if changed since last report)

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         ITEM 5.  OTHER EVENTS.

         On September 20, 2002, Triangle Pharmaceuticals entered into an Amended and Restated Employment Agreement with Chris Rallis, a copy of which is attached hereto as Exhibit 10.1.

         On September 20, 2002, the stockholders of Triangle Pharmaceuticals approved the Third Amendment to the Triangle Pharmaceuticals, Inc. 1996 Incentive Plan. A copy of the amendment is attached hereto as Exhibit 10.2.


         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following documents are filed as exhibits to this
Report:

          10.1 Amended and Restated Employment Agreement dated September 20, 2002 between Triangle Pharmaceuticals, Inc. and Chris A. Rallis.

          10.2 Third Amendment to Triangle Pharmaceuticals 1996 Incentive Plan.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Triangle Pharmaceuticals, Inc.
                              --------------------------------------------------
                                                 (Registrant)

     September 23, 2002                   /s/ Robert F. Amundsen, Jr.
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           Date                                   (Signature)

                              Name:  Robert F. Amundsen, Jr.
                              Title: Executive Vice President and
                                     Chief Financial Officer


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